U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):
         November 3, 2000


                            SELECT THERAPEUTICS, INC.
                     (Exact name of small business issuer as
                            specified in its charter)


        Delaware                     000-27353                     98-0169105
State or other jurisdiction         Commission                 (I.R.S. Employer
incorporation or organization       File Number             Identification No.)



            124 Mt. Auburn St., Suite 200 North, Cambridge, MA          02138
               (Address of principal executive offices)              (Zip Code)


         Registrant's telephone number, including area code:
         (617) 520-6693


                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Registrant filed a Current Report on Form 8-K to report its November 3, 2000 sale of 100% of the outstanding stock of Sierra Diagnostics Inc. This Amendment provides the pro forma financial information required by Item 7(b) of Form 8-K.

Item 7. Financial Statements and Exhibits

     (b)  Pro Forma Financial Information.

          Condensed Pro forma Consolidated Financial Statements of SELECT THERAPEUTICS INC. for the three months ended September 30, 2000 and the year ended June 30, 2000 (Unaudited)

SELECT THERAPEUTICS INC.
Condensed Pro forma Consolidated Balance Sheet
(Stated in U.S. dollars)

September 30, 2000
(Unaudited)


====================================================================================================================
                                                             Sierra
                                             Select     Diagnostics
                                       Therapeutics            Inc.      Pro forma
                                               Inc.       Note 3(a)     adjustments      Note 3           Pro forma
--------------------------------------------------------------------------------------------------------------------

Assets

Cash and cash equivalents              $  6,651,490    $        951    $         --                    $  6,650,539
Note receivable                                                           1,394,400         (c)           1,394,400
Less deferred gain                                                       (1,394,400)        (c)          (1,394,400)
Inventory                                    26,730          26,730                                              --
Prepaid expenses                             11,516           2,512                                           9,004
Net property plant and
  equipment cost                            102,584         101,383                                           1,201
--------------------------------------------------------------------------------------------------------------------
                                       $  6,792,320    $    131,576    $         --                    $  6,660,744
====================================================================================================================

Liabilities and Shareholders' Equity

Liabilities:
    Accounts payable                   $     61,505    $     54,737    $         --                    $      6,768
    Accrued liabilities                     726,492          77,881              --                         648,611
    Due to parent company                        --       1,394,400       1,394,400         (a)                  --
    Accrued costs of disposition                 --              --          72,000         (b)              72,000
--------------------------------------------------------------------------------------------------------------------
                                            787,997       1,527,018       1,466,400                         727,379

Shareholders' equity:
    Common shares                             1,233         291,575         291,575                           1,233
    Warrants                              3,805,302              --              --                       3,805,302
    Contributed surplus                  13,273,955       1,073,747       1,073,747                      13,273,955
    Deficit accumulated during the
      development stage                 (11,076,167)     (2,760,764)     (2,831,722)                    (11,147,125)
--------------------------------------------------------------------------------------------------------------------
                                          6,004,323      (1,395,442)     (1,466,400)                      5,933,365
--------------------------------------------------------------------------------------------------------------------
                                       $  6,792,320    $    131,576    $         --                    $  6,660,744
====================================================================================================================


See accompanying notes to pro forma consolidated financial statements.

SELECT THERAPEUTICS INC.
Condensed Pro forma Consolidated Statement of Operations
(Stated in U.S. dollars)

Year ended June 30, 2000
(Unaudited)


===================================================================================================
                                                               Sierra
                                                Select    Diagnostics
                                          Therapeutics           Inc.      Pro forma
                                                  Inc.         Note 4    adjustments     Pro forma
---------------------------------------------------------------------------------------------------
Revenue                                    $   187,632    $   187,632    $        --   $        --
Interest income                                106,070             --             --       106,070
--------------------------------------------------------------------------------------------------
                                               293,702        187,632             --       106,070

Expenses:
     Research and development                1,604,607         13,870             --     1,590,737
     Selling, general and administration     2,487,499        717,643             --     1,769,856
     Write down of intangibles                 640,832        640,832             --            --
     Depreciation                               23,413         22,815             --           598
     Amortization                              259,749        259,749             --            --
---------------------------------------------------------------------------------------------------
                                             5,016,100      1,654,909             --     3,361,191
---------------------------------------------------------------------------------------------------
Loss for the period                        $ 4,722,398    $ 1,467,277    $        --   $ 3,255,121
===================================================================================================

Loss per share                             $     (0.58)                                $     (0.40)

Weighted average number of shares            8,175,937                                   8,175,937
===================================================================================================


See accompanying notes to pro forma consolidated financial statements.

SELECT THERAPEUTICS INC.
Condensed Pro forma Consolidated Statement of Operations
(Stated in U.S. dollars)

Three months ended September 30, 2000
(Unaudited)


=======================================================================================================
                                                                 Sierra
                                                 Select     Diagnostics
                                           Therapeutics            Inc.       Pro forma
                                                   Inc.          Note 4     adjustments      Pro forma
-------------------------------------------------------------------------------------------------------
Interest income                            $     83,663    $         --    $         --   $     83,663

Expenses:
     Research and development                 1,196,592              --              --      1,196,592
     Selling, general and administration        648,882         157,387              --        491,495
     Depreciation                                 6,356           6,163              --            193
-------------------------------------------------------------------------------------------------------
                                              1,851,830         163,550              --      1,688,280
-------------------------------------------------------------------------------------------------------
Loss for the period                        $  1,768,167    $    163,550    $         --   $  1,604,617
=======================================================================================================

Loss per share                             $      (0.15)                                  $      (0.13)

Weighted average number of shares            11,891,687                                     11,891,687
=======================================================================================================


See accompanying notes to pro forma consolidated financial statements.

SELECT THERAPEUTICS INC.
Notes to Condensed Pro forma Consolidated Financial Statements
(Stated in U.S. dollars)

Three months ended September 30, 2000 and year ended June 30, 2000
(Unaudited)
--------------------------------------------------------------------------------


1.   Basis of presentation:

     The accompanying unaudited condensed pro forma consolidated financial statements have been prepared by management of Select Therapeutics Inc. ("Select") for inclusion in its Form 8-K Current Report document filed with the United States Securities and Exchange Commission relating to the disposition by Select of Sierra Diagnostics, Inc. ("Sierra") on November 3, 2000. The Company sold all of its shares in this wholly-owned subsidiary to a group of private investors and management of Sierra in exchange for a 6% royalty on future sales of Sierra's current products in excess of specified thresholds and a promissory note in the amount of $1.394 million, the amount of Select's intercompany advances receivable from Sierra. The note is secured by certain patent rights of Sierra and bears interest at a rate of 9.5% to December 31, 2000, thereafter to be adjusted quarterly based on a published prime rate. There is no fixed term to maturity and repayments are contingent upon certain future events.

     The unaudited condensed pro forma consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to the transaction. These unaudited condensed consolidated pro forma financial statements have been compiled from and should be read in conjunction with the audited financial statements of Select for the year ended June 30, 2000 included in its most recently filed Form 10-K and the unaudited interim financial statements of Select for the three months ended September 30, 2000 included in its most recently filed Form 10-Q. The unaudited condensed pro forma consolidated financial statements do not purport to represent the financial position and results of operations that might have occurred had the transaction actually taken place on the dates indicated or the financial position and results of operations of Select or Sierra as at or for any future date or period. Further, the historical results of operations provide no indication of the future performance of Select or Sierra.

2.   Pro forma assumptions:

     The unaudited condensed consolidated pro forma balance sheet assumes that the disposition occurred on September 30, 2000. Costs of disposition, which include estimated future patent maintenance and prosecution expenses for the benefit of Sierra, are assumed to be $72,000. A reserve against the note receivable is assumed on the disposition because there are significant uncertainties as to Sierra's ability to generate the cash flows from sales of current Sierra products necessary to make the repayments under the promissory note.

SELECT THERAPEUTICS INC.
Notes to Condensed Pro forma Consolidated Financial Statements (continued) (Stated in U.S. dollars)

Three months ended September 30, 2000 and year ended June 30, 2000
(Unaudited)
--------------------------------------------------------------------------------


2.   Pro forma assumptions (continued):

     The unaudited condensed pro forma consolidated statements of operations assume that the disposition of Sierra occurred on July 1, 1999. No interest income on the promissory note is assumed due to the uncertainties noted in the preceding paragraph.

3.   Pro forma balance sheet adjustments:

     The unaudited condensed pro forma consolidated balance sheet as at September 30, 2000 incorporates the following adjustments:

     (a)  To eliminate Select's investment in Sierra as at September 30, 2000.

     (b)  To reflect the estimated costs of the disposition.

     (c) To reflect the promissory note receivable, less the deferred gain arising on the disposition.

4.   Pro forma income statement adjustments:

     The unaudited condensed pro forma consolidated statements of operations for the year ended June 30, 2000 and the three months ended September 30, 2000 do not require any further adjustments after the elimination of Sierra's results of operations for year ended June 30, 2000 and the three months ended September 30, 2000, respectively.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Select Therapeutics, Inc.



Dated:  December 11, 2000                             By:  /s/ Robert Bender
                                                           --------------------
                                                           Robert Bender
                                                           Chairman of the Board